Exhibit 99.2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results                                        Three Months Ended
(Dollars in thousands, except per share amounts)                          March 31,
------------------------------------------------------------------------------ ----------------
                                                                  2004 (1)         2003 (2)
                                                              ---------------- ----------------

Revenues:
  Rental                                                      $        62,423  $        54,162
  Other property                                                        2,017            1,734
                                                              ---------------- ----------------
    Total property revenues                                            64,440           55,896
  Interest and other                                                    4,937            3,099
                                                              ---------------- ----------------
                                                                       69,377           58,995
                                                              ---------------- ----------------
Expenses:
  Property operating                                                   21,105           18,447
  Depreciation and amortization                                        18,867           11,609
  Interest                                                             13,732           10,799
  Amortization of deferred financing costs                                272              174
  General and administrative                                            2,977            1,963
                                                              ---------------- ----------------
    Total expenses                                                     56,953           42,992
                                                              ---------------- ----------------
Income before minority interests and cumulative effect of
  a change in accounting principle                                     12,424           16,003
Minority interests                                                     (6,002)          (5,778)
                                                              ---------------- ----------------
Income before cumulative effect of a change in accounting
  principle                                                             6,422           10,225
Cumulative effect of a change in accounting principle
  (net of minority interests)                                          (4,952)              --
                                                              ---------------- ----------------
Net income                                                              1,470           10,225

Dividends to preferred stockholders - Series F                           (488)              --
                                                              ---------------- ----------------
Net income available to common stockholders                   $           982  $        10,225
                                                              ================ ================
Earnings per share - basic:
  Continuing operations                                       $          0.26  $          0.49
  Cumulative effect of a change in accounting principle                 (0.22)            0.00
                                                              ---------------- ----------------
  Net income available to common stockholders                 $          0.04  $          0.49
                                                              ================ ================
Earnings per share - diluted:
  Continuing operations                                       $          0.26  $          0.48
  Cumulative effect of a change in accounting principle                 (0.22)            0.00
                                                              ---------------- ----------------
  Net income available to common stockholders                 $          0.04  $          0.48
                                                              ================ ================

(1) The results for the three months ended March 31, 2004 reflect the adoption of FIN 46R, Consolidation of Variable Interest Entities,
    on January 1, 2004.
(2) The results for the three months ended March 31, 2003 have been restated to reflect the retroactive adoption of
    SFAS 123, Accounting for Stock Based Compensation.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results
Selected Line Item Detail                                               Three Months Ended
(Dollars in thousands)                                                      March 31,
---------------------------------------------------------------------------------- ----------------
                                                                        2004             2003
                                                                  ---------------- ----------------
Interest and other
  Interest income                                                 $           200  $           225
  Equity income in co-investments and lease income                          3,391            1,801
  Fee income                                                                1,337              831
  Miscellaneous - non-recurring                                                 9              242
                                                                  ---------------- ----------------
    Interest and other                                            $         4,937  $         3,099
                                                                  ================ ================
Property operating expenses
  Maintenance and repairs                                         $         4,234  $         3,873
  Real estate taxes                                                         5,384            4,376
  Utilities                                                                 2,948            2,637
  Administrative                                                            6,655            5,985
  Advertising                                                                 819              860
  Insurance                                                                 1,065              716
                                                                  ---------------- ----------------
    Property operating expenses                                   $        21,105  $        18,447
                                                                  ================ ================
General and administrative
  Total general and administrative                                $         4,217  $         3,379
  Allocated to property operating expenses - administrative                  (985)            (670)
  Allocated to Essex Management Corporation                                     --            (600)
  Capitalized and incremental to real estate under development               (255)            (146)
                                                                  ---------------- ----------------
    Net general and administrative                                $         2,977  $         1,963
                                                                  ================ ================
Minority interests
  Limited partners of Essex Portfolio, L.P.                       $           656  $         1,123
  Perpetual preferred distributions                                         4,104            4,580
  Series Z and Z-1 incentive units                                             75               44
  Third party ownership interests                                              27               31
  Down REIT limited partners' distributions                                 1,140                --
                                                                  ---------------- ----------------
    Minority interests                                            $         6,002  $         5,778
                                                                  ================ ================

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations                               Three Months Ended
(Dollars in thousands, except share and per share amounts)           March 31,
--------------------------------------------------------------------------- ----------------
                                                                 2004             2003
                                                           ---------------- ----------------
Funds from operations

Income before minority interests and cumulative
  effect of a change in accounting principle               $        12,424  $        16,003
Adjustments:
  Depreciation and amortization                                     18,867           11,609
  Depr. and amort. - unconsolidated co-investments                     760            2,172
  Minority interests                                                (5,271)          (4,611)
  Dividends to preferred stockholders - Series F                      (488)              --
                                                           ---------------- ----------------
    Funds from operations                                  $        26,292  $        25,173
                                                           ================ ================

Components of the change in FFO

Same property NOI                                          $            51
Non-same property NOI                                                5,835
Other - corporate and unconsolidated co-investments                    426
Interest expense and amortization of deferred financing             (3,031)
General and administrative                                          (1,014)
Minority interests                                                    (660)
Dividends to preferred stockholders - Series F                        (488)
                                                           ----------------
    Funds from operations                                  $         1,119
                                                           ================
Funds from operations per share - diluted                  $          1.04  $          1.07
                                                           ================ ================
    Percentage decrease                                               -2.8%
                                                           ================

Weighted average number of shares outstanding diluted (1)       25,370,177       23,494,051
                                                           ================ ================

(1) Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheet
(Dollars in thousands)
                                                                  March 31,2004     December 31,2003 (1)
---------------------------------------------------------------------------------- -------------------
Real Estate:
  Land and land improvements                                   $          496,094  $          422,549
  Buildings and improvements                                            1,613,904           1,310,371
                                                               ------------------- -------------------
                                                                        2,109,998           1,732,920
  Less:  accumulated depreciation                                        (279,322)           (241,235)
                                                               ------------------- -------------------
                                                                        1,830,676           1,491,685
  Investments                                                              83,709              93,395
  Real estate under development                                            62,942              52,439
                                                               ------------------- -------------------
                                                                        1,977,327           1,637,519
Cash and cash equivalents                                                  31,273              15,314
Other assets                                                               41,029              69,034
Deferred charges, net                                                       9,576               6,697
                                                               ------------------- -------------------
    Total assets                                               $        2,059,205  $        1,728,564
                                                               =================== ===================

Mortgage notes payable                                         $          934,542  $          739,129
Lines of credit                                                           199,100              93,100
Other liabilities                                                          64,038              62,967
                                                               ------------------- -------------------
Total liabilities                                                       1,197,680             895,196
Minority interests                                                        288,394             244,052

Stockholders' Equity:
  Common stock                                                                  2                   2
  Series F cumulative redeemable preferred stock, liquidation va           25,000              25,000
  Additional paid-in-capital                                              643,527             642,618
  Distributions in excess of accumulated earnings                         (95,398)            (78,304)
                                                               ------------------- -------------------
    Total liabilities and stockholders' equity                 $        2,059,205  $        1,728,564
                                                               =================== ===================
(1) Reflects the retroactive adoption of SFAS 123, Accounting for Stock Based Compensation.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2004
(Dollars in thousands)

                                                  Percentage of                Weighted          Weighted
                                                    Total       Balance         Average       Average Maturity
                                                     Debt      Outstanding  Interest Rate (1)    In Years
                                                  ----------  ------------- ----------------  --------------
Mortgage notes payable
  Fixed rate - secured                                   66% $     753,812              6.8%            6.5
  Tax exempt variable (2)                                16%       180,730              2.6%           25.1
                                                  ---------- -------------- ----------------  --------------
    Total mortgage notes payable                         82%       934,542              6.4%           10.1
                                                  ---------- -------------- ----------------  ==============

Line of credit - secured (3)                              7%        80,600              1.6%
Line of credit - unsecured (4)                           11%       118,500              2.2%
                                                  ---------- -------------- ----------------
                                                         18%       199,100              1.9%
                                                  ---------- -------------- ----------------
    Total debt                                          100% $   1,133,642              5.8%
                                                  ========== ============== ================

                        Scheduled principal payments (excludes lines of credit)

                                                     2004    $      15,154
                                                     2005           42,583
                                                     2006           22,852
                                                     2007           87,628
                                                     2008          120,166
                                                  Thereafter       646,159
                                                             --------------
                                                    Total    $     934,542
                                                             ==============

Interest expense coverage is 3.3 times earnings before gain, interest, taxes, depreciation and amortization.
Capitalized interest for the quarter ended March 31, 2004 was $916.

(1) Weighted average interest rate for variable rate debt are approximate current values.
(2) Subject to interest rate protection agreements.
(3) Secured line of credit commitment is $90 million, increasing to $100 million in July 2004 and matures in January 2009.
    This line is secured by four of Essex's multifamily communities. The underlying interest rate is currently the
    Freddie Mac Reference Rate plus .55% to .60%.
(4) Unsecured line of credit commitment is $185 million and matures in May 2004.
    The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.10%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - March 31, 2004
(Dollars and shares in thousands, except per share amounts)

Total debt                                                       $   1,133,642
                                                                 ==============

Common stock and potentially dilutive securities
   Common stock outstanding                                             22,881
   Limited partnership units (1)                                         2,408
   Options-treasury method                                                 172
                                                                 --------------
Total common stock and potentially dilutive securities                  25,461   shares

Common stock price per share as of March 31, 2004                $      65.500
                                                                 --------------
Market value of common stock and potentially dilutive securities $   1,667,696

Perpetual preferred units/stock                                  $     210,000   8.567% weighted average pay rate
                                                                 --------------
Total equity capitalization                                      $   1,877,696
                                                                 --------------
Total market capitalization                                      $   3,011,338
                                                                 ==============
Ratio of debt to total market capitalization                              37.6%
                                                                 ==============

(1)Assumes conversion of all outstanding operating partnership interests in the
   Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2004 and 2003
(Dollars in thousands)
                                            Southern California        Northern California         Pacific Northwest          Other real estate assets(1)          Total
                                            -------------------------  --------------------------  -------------------------  ------------------------- -------------------------
                                              2004     2003   % Change   2004     2003   % Change    2004     2003   % Change   2004     2003   % Change  2004     2003   % Change
                                            -------- -------- -------  -------- -------- --------  -------- -------- -------  -------- -------- ------- -------- -------- -------

Revenues:

  Same property revenues                    $24,604  $23,567     4.4%  $12,593  $13,725     -8.2%  $10,311  $10,321    -0.1%  $  --    $  --      n/a   $47,508  $47,613    -0.2%
  Non same property revenues(2)              10,557    2,839             3,225    1,879              1,888     --               1,262    3,565           16,932    8,283
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total Revenues                          $35,161  $26,406           $15,818  $15,604            $12,199  $10,321           $ 1,262  $ 3,565          $64,440  $55,896
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Property operating expenses:

  Same property operating expenses          $ 7,633  $ 7,533     1.3%  $ 3,748  $ 3,902     -3.9%  $ 3,489  $ 3,591    -2.8%  $  --    $  --      n/a   $14,870  $15,026    -1.0%
  Non same property operating expenses(2)     3,421      816             1,329      812                755     --                 730    1,793            6,235    3,421
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total property operating expenses       $11,054  $ 8,349           $ 5,077  $ 4,714            $ 4,244  $ 3,591           $   730  $ 1,793          $21,105  $18,447
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Net operating income:

  Same property net operating income        $16,971  $16,034     5.8%  $ 8,845  $ 9,823    -10.0%  $ 6,822  $ 6,730     1.4%  $  --    $  --      n/a   $32,638  $32,587     0.2%
  Non same property operating income(2)       7,136    2,023             1,896    1,067              1,133     --                 532    1,772           10,697    4,862
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total net operating income              $24,107  $18,057           $10,741  $10,890            $ 7,955  $ 6,730           $   532  $ 1,772          $43,335  $37,449
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Same property operating margin                   69%      68%               70%      72%                66%      65%             n/a      n/a                69%      68%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property turnover percentage                49%      55%               44%      55%                47%      51%             n/a      n/a                47%      54%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property concessions                   $   147  $   133           $   166  $   178            $   155  $   297           $  --    $  --            $   468  $   608
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Average same property average concessions   $   163  $   133           $   404  $   346            $   299  $   529           $  --    $  --            $   256  $   292
  per turn (In dollars)                     ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Net operating income percentage of total         56%      48%               25%      29%                18%      18%                1%       5%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Loss to lease(3)                            $ 9,269                    $(1,846)                    $  (149)                   $  n/a                    $ 7,274
                                            ========                   ========                    ========                   ========                  ========
  Loss to lease as a percentage                 4.9%                      -2.8%                       -0.3%                      n/a                        2.6%
  of rental income                          ========                   ========                    ========                   ========                  ========

Reconciliation of apartment units at end of period

  Same property consolidated apartment units  7,339    7,339             3,737    3,737              4,402    4,402              --       --             15,478   15,478
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
  Consolidated Apartment Units               10,578    8,143             4,489    4,007              5,212    4,402               578     578            20,857   17,130
  Down REIT (4)                                --      1,360              --        170               --        301              --       --               --      1,831
  Joint Venture                               5,277    4,151               116      116                741      741              --       --              6,134    5,008
  Under Development                             686      686               370      562               --       --                --       --              1,056    1,248
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total apartment units at end of period   16,541   14,340             4,975    4,855              5,953    5,444               578      578           28,047   25,217
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
    Percentage of total                          59%      57%               18%      19%                21%      22%                2%       2%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Average same property financial occupancy      96.2%    95.2%             95.8%    95.9%              95.9%    94.5%             n/a      n/a              96.0%    95.2%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
(1) Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2) Includes properties which subsequent to December 31, 2002 were not consolidated, or either acquired or in a stage of development or redevelopment without stabilized operations.
(3) Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions)
    and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.
(4) Down REIT apartment units are consolidated by the Company as of January 1, 2004.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended March 31, 2004, March 31, 2003 and December 31, 2003
(Dollars in thousands)

                                                       March 31,    March 31,             December 31,
                                             Units      2004          2003     % Change       2003     % Change
                                            ------- ------------ ------------- --------   ------------ --------

Southern California
  Ventura County                             1,229  $     4,169  $      4,115      1.3%   $     4,291     -2.8%
  Los Angeles County                         2,271        8,565         8,155      5.0%         8,545      0.2%
  Orange County                                932        3,902         3,800      2.7%         3,924     -0.6%
  San Diego County                           2,907        7,968         7,497      6.3%         7,926      0.5%
                                            ------- ------------ -------------            ------------
    Total Southern California                7,339  $    24,604  $     23,567      4.4%   $    24,686     -0.3%
                                            ------- ------------ -------------            ------------

Northern California
  San Francisco County                          99  $       340  $        356     -4.5%   $       332      2.4%
  Santa Clara County                         1,696        5,902         6,559    -10.0%         6,009     -1.8%
  Alameda County                             1,116        3,384         3,716     -8.9%         3,383      0.0%
  Contra Costa County                          826        2,967         3,094     -4.1%         2,952      0.5%
                                            ------- ------------ -------------            ------------
    Total Northern California                3,737  $    12,593  $     13,725     -8.2%   $    12,676     -0.7%
                                            ------- ------------ -------------            ------------

Pacific Northwest
  Seattle                                    3,527  $     8,532  $      8,533     -0.0%   $     8,451      1.0%
  Portland                                     875        1,779         1,788     -0.5%         1,708      4.2%
                                            ------- ------------ -------------            ------------
    Total Pacific Northwest                  4,402  $    10,311  $     10,321     -0.1%   $    10,159      1.5%
                                            ------- ------------ -------------            ------------

Total same property revenues                15,478  $    47,508  $     47,613     -0.2%   $    47,521     -0.0%
                                            ======= ============ ============= ========   ============ ========

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - March 31, 2004
(Dollars in millions)

                                                                                          Total     Estimated
                                                                           Estimated     Incurred   Remaining   Initial    Stabilized     %         %
Project Name                                Location              Units       Cost       to Date       Cost     Occupancy  Operations   Leased   Occupied
------------------------------------------- -------------------  -------  ------------  ----------  ---------- ----------- ----------- -------- ----------

Development Communities
-------------------------------------------

Direct Development - Consolidated

   Hidden Valley-Parker Ranch(1)            Simi Valley, CA         324  $       48.3  $     45.4  $      2.9    Dec-03      Oct-04      38%       28%

   The San Marcos Phase II                  Richmond, CA            120          23.9        14.8         9.1    Aug-04      Jan-05      n/a       n/a

   Pre-development                                                                2.7         2.7         0.0         --        --          --     n/a
                                                                 ------- ------------- ----------- -----------
     Subtotal - direct development                                  444  $       74.9  $     62.9  $     12.0

Joint Venture Transactions - Unconsolidated(2)

   River Terrace                            Santa Clara, CA         250          56.8        38.7        18.1    Aug-04      Jun-05      n/a       n/a

   Chesapeake                               San Diego, CA           230          44.9        37.1         7.8    Jun-04      Dec-04      n/a       n/a

   Kelvin Avenue                            Irvine, CA              132           5.7         5.7         --        --          --       n/a       n/a

                                                                 ------- ------------- ----------- -----------
     Total - development                                          1,056  $      182.3  $    144.4  $     37.9
                                                                 ======= ============= =========== ===========

Stabilized Communities - First Quarter 2004
-------------------------------------------
   None

(1)The Company acquired bond financing which closed in December 2002. The Company has a 75% interest in this development project.
(2)The Company has a 21.4% interest in development projects owned by the Fund.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - March 31, 2004
(Dollars in thousands)

                                                                 Total    Estimated
                                                    Estimated  Incurred   Remaining  Redevelopment  Restabilized
Project Name                                Units     Cost      to date     Cost         Start       Operations
------------------------------------------ ------- ---------- ---------- ----------  -------------  ---------------

Hillcrest Park - Phase II                    608   $   3,429  $   2,009  $   1,420      Apr-03           (1)

Kings Road                                   196       5,967        250      5,717      Jan-04           (1)

Rosebeach (2)                                174       3,537      2,125      1,412      Mar-03           (1)
                                           ------- ---------- ---------- ----------
Total                                        978   $  12,933  $   4,384  $   8,549
                                           ======= ========== ========== ==========

Re-stabilized Communities - First Quarter 2004
------------------------------------------

None

(1)Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment project. A component of these redevelopments are upgrades to unit interiors.
   These will be completed in the normal course of unit turnover.

(2)The Company has a 21.4% interest in the asset owned by the Fund.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
Investments - March 31, 2004                                                                   Debt
                                                                           -------------------------------------                          Essex
(Dollars in thousands)                                   Book    Estimated                     Interest Maturity  Value of   Company     Equity
                                                        Value    Value(1)    Amount    Type      Rate     Date     Equity   Ownership   Value(2)
---------------------------------------------------------------  --------- -------------------------------------  --------  ---------   ---------
Joint Ventures
   Essex Apartment Value Fund, L.P.
     Andover Park, Beaverton, OR                                           $ 12,211    Fixed       6.60% Oct-11
     Vista Del Rey (El Encanto), Tustin, CA                                   7,859    Fixed       6.95% Feb-11
     Rosebeach, La Mirada, CA                                                 8,298    Fixed       7.09% Feb-11
     Hunt Club, Lake Oswego, CA                                              11,501    Fixed       7.05% Feb-11
     The Crest, Pomona, CA                                                   35,330    Fixed       7.99% Jul-05
     Foxborough (Woodland), Orange, CA                                        4,823    Fixed       7.84% Jul-09
     The Arboretum at Lake Forest, Lake Forest, CA                           22,892    Fixed       5.16% Feb-10
     Ocean Villas, Oxnard, CA                                                 9,894    Fixed       5.42% Apr-13
     Villas at Carlsbad, Carlsbad, CA                                         9,523    Fixed       5.03% Aug-11
     Huntington Villas, Huntington Beach, CA                                 38,036    Fixed       4.64% May-10
     The Villas at San Dimas, San Dimas, CA                                  13,007    Fixed       4.67% May-10
     The Villas at Bonita, San Dimas, CA                                      8,275    Fixed       4.67% May-10
     Villa Venetia, Costa Mesa, CA                                           53,387    Fixed       4.58% May-13
     Coronado at Newport - North, Newport Beach, CA - 49.9% (3)                 --
     Coronado at Newport - South, Newport Beach, CA  - 49.9% (3)                --
     Kelvin Avenue, Irvine, CA (development)                                    --
     Chesapeake, San Diego, CA (development)                                 23,654    Var.    LIBOR+ 2% Jan-07
     Rivermark, Santa Clara, CA (development)                                11,972    Var.    LIBOR+ 2% Jan-07

     Line of credit                                                             --     Var.   LIBOR+.875 Jun-04
                                                                            --------
                                                      $ 51,261  $ 482,464   270,662                              $211,802       21.4%  $  45,326
   AEW
     The Pointe at Cupertino, Cupertino, CA                                  14,134    Fixed       4.86% Nov-12
     Tierra Vista, Oxnard, CA                                                37,255    Fixed       5.93% Jun-07
                                                                            --------
                                                         4,293     81,743    51,389                                30,354       20.0%      6,071
   Lend Lease
     Coronado at Newport - North, Newport Beach, CA                          55,892    Fixed       5.30% Dec-12
     Coronado at Newport - South, Newport Beach, CA                          49,215    Fixed       5.30% Dec-12
                                                                            --------
                                                        15,649    170,143   105,107                                65,036       49.9%     32,453
   Other Joint Ventures
     Park Hill Apartments, Issaquah, WA                  5,673     28,743    21,287    Fixed       6.90% Aug-29     7,456       45.0%(4)   5,673
Other                                                    6,833                                                                             6,833
                                                      ---------                                                                        ----------
                                                      $ 83,709                                                                         $  96,356
                                                      =========                                                                        ==========

(1)Estimated value based on estimated 2004 net operating income applying capitalization rates ranging from 7.00% to 7.25% on stabilized multifamily properties.  Other properties, either in development, redevelopment or acquired less than 12 months ago are valued at cost.
(2)Although the Company generally intends to hold these properties for use, the Company equity value assumes liquidation at March 31, 2004.
(3)The Fund accounts for its investment in this property under the equity method of accounting. Estimated value is equal to the Fund's book value of its equity investment.
(4)The Company's 45% ownership interest receives a cumulative preferred return.

See Company's 10-K and 10-Q for additional disclosures

                                                                        ESSEX PROPERTY TRUST, INC.
                                                                        REAL ESTATE INFORMATION
                                                                             31-Mar-04
                                                                                                             Square         Year    Year
   Property Name                          Address                       City               State  Units     Footage       Acquired  Built
   ---------------------------------------------------------------------------------------------------------------------------------------
                                                                        MULTIFAMILY COMMUNITIES
   ---------------------------------------------------------------------------------------------------------------------------------------
                    SAN FRANCISCO BAY AREA
   ---------------------------------------------------------------------
   Santa Clara County
   ---------------------------------------
 1 Pointe at Cupertino, The (Westwood)    19920 Olivewood Street        Cupertino            CA      116       135,200      1998    1963
 1 Carlyle, The                           2909 Nieman Boulevard         San Jose             CA      132       129,200      2000    2000
 1 Waterford, The                         1700 N. First Street          San Jose             CA      238       219,600      2000    2000
 1 Le Parc (Plumtree)                     440 N. Winchester Avenue      Santa Clara          CA      140       113,200      1994    1975
 1 Marina Cove                            3480 Granada Avenue           Santa Clara          CA      292       250,200      1994    1974
   River Terrace                          N.E. corner Montague/Agnew    Santa Clara          CA      250       223,800
 1 Bristol Commons                        732 E. Evelyn Avenue          Sunnyvale            CA      188       142,600      1995    1989
 1 Brookside Oaks                         1651 Belleville Way           Sunnyvale            CA      170       119,900      2000    1973
 1 Oak Pointe                             450 N. Mathilda Avenue        Sunnyvale            CA      390       294,100      1988    1973
 1 Summerhill Park                        972 Corte Madera Avenue       Sunnyvale            CA      100        78,500      1988    1988
 1 Windsor Ridge                          825 E. Evelyn Avenue          Sunnyvale            CA      216       161,800      1989    1989
                                                                                           ----------------------------
                                                                                               7%  1,982     1,644,300
   Alameda County
   ---------------------------------------
 1 Stevenson Place (The Apple)            4141 Stevenson Blvd.          Fremont              CA      200       146,200      1983    1971
 1 Treetops                               40001 Fremont Blvd.           Fremont              CA      172       131,200      1996    1978
 1 Wimbeldon Woods                        25200 Carlos Bee Blvd.        Hayward              CA      560       462,400      1998    1975
 1 Summerhill Commons                     36826 Cherry Street           Newark               CA      184       139,000      1987    1987
 1 Essex at Lake Merritt, The             108-116 17th Street           Oakland              CA      270       258,900      2003    2003
                                                                                           ----------------------------
                                                                                               5%  1,386     1,137,700
   Contra Costa County
   ---------------------------------------
 1 San Marcos (Vista del Mar)             Hilltop Drive at Richmond PkwyRichmond             CA      312       292,700      2003    2003
   San Marcos (Vista del Mar) - Phase II  Hilltop Drive at Richmond PkwyRichmond             CA      120       114,900
 1 Bel Air (The Shores)                   2000 Shoreline Drive          San Ramon            CA      462       391,000      1995    1988  114 units 2000
 1 Eastridge Apartments                   235 East Ridge Drive          San Ramon            CA      188       174,100      1996    1988
 1 Foothill Gardens                       1110 Harness Drive            San Ramon            CA      132       155,100      1997    1985
 1 Twin Creeks                            2711-2731 Morgan Drive        San Ramon            CA       44        51,700      1997    1985
                                                                                           ----------------------------
                                                                                               4%  1,138     1,064,600
   San Francisco County
   ---------------------------------------
 1 Mt. Sutro Terrace Apartments           480 Warren Drive              San Francisco,CA       0%     99        64,000      1999    1973
   ---------------------------------------                                                 ----------------------------
21 Total San Francisco Bay Area                                                            17%  4,605     3,910,600

                       SOUTHERN CALIFORNIA
   ---------------------------------------------------------------------
   Los Angeles County
   ---------------------------------------
 1 Hampton Court (Columbus)               1136 N. Columbus Avenue       Glendale             CA       83        71,500      1999    1974
 1 Hampton Place (Loraine)                245 W. Loraine Street         Glendale             CA      132       141,500      1999    1970
 1 Rosebeach                              16124 E. Rosecrans Ave.       La Mirada            CA      174       172,200      2000    1970
 1 Marbrisa                               1809 Termino Ave.             Long Beach           CA      202       122,800      2002    1987
 1 Pathways                               5945 E. Pacific Coast Hwy.    Long Beach           CA      296       197,700      1991    1975
 1 Bunker Hill                            222 and 234 S. Figueroa St.   Los Angeles          CA      456       346,600      1998    1968
 1 City Heights                           209 S. Westmoreland           Los Angeles          CA      687       424,100      2000    1968
 1 Cochran Apartments                     612 South Cochran             Los Angeles          CA       58        51,400      1998    1989
 1 Kings Road                             733 North Kings Road          Los Angeles          CA      196       132,100      1997    1979
 1 Park Place                             400 S. Detroit Street         Los Angeles          CA       60        48,000      1997    1988
 1 Windsor Court                          401 S. Detroit Street         Los Angeles          CA       58        46,600      1997    1988
 1 Marina City Club                       4333 Admiralty Way            Marina Del Rey       CA      101       127,200      2004    1971
 1 Mirabella (Marina View)                13701 Marina Point Drive      Marina Del Rey       CA      188       176,800      2000    2000
 1 Hillcrest Park (Mirabella)             1800 West Hillcrest Drive     Newbury Park         CA      608       521,900      1998    1973
 1 Monterra del Mar (Windsor Terrace)     280 E. Del Mar Boulevard      Pasadena             CA      123        74,400      1997    1972
 1 Monterra del Rey (Glenbrook)           350 Madison                   Pasadena             CA       84        73,100      1999    1972
 1 Monterra del Sol (Euclid)              280 South Euclid              Pasadena             CA       85        69,200      1999    1972
 1 Fountain Park                          13141 Fountain Park Drive     Playa Vista          CA      705       608,900      2004    2002
 1 Crest, The                             400 Appian Way                Pomona               CA      501       498,000      2000    1986
 1 Highridge                              28125 Peacock Ridge Drive     Rancho Palos Verde   CA      255       290,200      1997    1972
 1 Villas    at San Dimas Canyon          325 S.    San Dimas Canyon Rd.San Dimas            CA      156        94,200      2003    1981
 1 Villas at Bonita                       477 E. Bonita Ave.            San Dimas            CA      102       144,600      2003    1981
 1 Walnut Heights                         20700 San Jose Road           Walnut               CA      163       146,700      2003    1964
 1 Avondale at Warner Center              22222 Victory Blvd.           Woodland Hills       CA      446       331,000      1999    1970
                                                                                           ----------------------------
                                                                                              22%  5,919     4,910,700
   Ventura County
   ---------------------------------------
 1 Camarillo Oaks                         921 Paseo Camarillo           Camarillo            CA      564       459,000      1996    1985
 1 Mountain View                          649 E. Las Posas Road         Camarillo            CA      106        83,900      2004    1980
 1 Mariner's Place                        711 South B Street            Oxnard               CA      105        77,200      2000    1987
 1 Ocean Villa                            4202-4601 Dallas Drive        Oxnard               CA      119       108,900      2002    1974
 1 Tierra Vista                           Rice and Gonzales             Oxnard               CA      404       387,100      2001    2001
 1 Village Apartments                     1040 Kelp Lane                Oxnard               CA      122       122,100      1997    1974
 1 Meadowood                              1733 Cochran Street           Simi Valley          CA      320       264,500      1996    1986
   Parker Ranch                           Los Angeles and Stearns       Simi Valley          CA      324       310,900
 1 Villa Scandia                          1021 Scandia Avenue           Ventura              CA      118        71,100      1997    1971
                                                                                           ----------------------------
                                                                                               7%  1,858     1,573,800
   Orange County
   ---------------------------------------
 1 Barkley Apartments                     2400 E. Lincoln Ave.          Anahiem              CA      161       139,800      2000    1984
 1 Vista Pointe                           175-225 S. Rio Vista          Anahiem              CA      286       242,400      1985    1968
 1 Villa Venetia                          2775 Mesa Verde Drive East    Costa Mesa           CA      468       405,800      2003    1972
 1 Valley Park Apartments                 17300 Euclid Ave.             Fountain Valley      CA      160       169,700      2001    1969
 1 Capri at Sunny Hills                   2341 Daphne Place             Fullerton            CA      100       128,100      2001    1961
 1 Wilshire Promenade                     141 West Wilshire Avenue      Fullerton            CA      149       128,000 (1)  1997    1992
 1 Montejo Apartments                     12911 Dale St.                Garden Grove         CA      124       103,200      2001    1974
 1 Huntington Breakers                    21270 Beach Boulevard         Huntington Beach     CA      342       241,700      1997    1984
 1 Huntington Villas                      16761 Viewpoint Lane          Huntington Beach     CA      400       352,800      2003    1972
   Irvine development                     2552 Kelvin Ave.              Irvine               CA      132       122,400
 1 Hillsborough Park                      1501 South Beach Boulevard    La Habra             CA      235       215,500      1999    1999
 1 Arboretum at Lake Forest               22700 Lake Forest Drive       Lake Forest          CA      225       215,300      2002    1970
 1 Trabuco Villas                         25362 Mosswood Way            Lake Forest          CA      132       131,000      1997    1985
 1 Coronado At Newport-North              880 Irvine Avenue             Newport Beach        CA      732       459,600      1999    1968
 1 Coronado At Newport-South              1700 16th Street              Newport Beach        CA      715       498,700      1999    1969
 1 Fairways Apartments                    48 1/2 Pine Valley Lane       Newport Beach        CA       74       107,100      1999    1972
 1 Woodland Apartments                    501 East Katella Ave.         Orange               CA       90       108,000      2000    1969
 1 Villa Angelina                         201 E. Chapman Ave.           Placentia            CA      256       217,600      2001    1970
 1 Hearthstone Apartments                 2301 E. Santa Clara Ave.      Santa Ana            CA      140       154,800      2001    1970
 1 Treehouse Apartments                   2601 N. Grand Ave.            Santa Ana            CA      164       135,700      2001    1970
 1 El Encanto                             1151 Walnut Ave.              Tustin               CA      116        92,700      2000    1969
                                                                                           ----------------------------
                                                                                              19%  5,069     4,247,500
   San Diego County
   ---------------------------------------
 1 Alpine Country                         2660 Alpine Blvd.             Alpine               CA      108        81,900      2002    1986
 1 Alpine Village                         2055 Arnold Way               Alpine               CA      306       254,400      2002    1971
 1 Bonita Cedars                          5155 Cedarwood Rd.            Bonita               CA      120       120,800      2002    1983
 1 Villas at Carlsbad                     2600 Kremeyer Circle          Carlsbad             CA      102        72,900      2002    1965
 1 Cambridge                              660 F. St.                    Chula Vista          CA       40        22,100      2002    1965
 1 Woodlawn Colonial                      245-255 Woodlawn Ave.         Chula Vista          CA      159       104,500      2002    1974
 1 Mesa Village                           5265 Clairemont Mesa Blvd.    Clairemont           CA      133        43,600      2002    1963
 1 Casa Tierra                            355 Orlando St.               El Cajon             CA       40        28,700      2002    1972
 1 Coral Gardens                          425 East Bradley              El Cajon             CA      200       182,000      2002    1976
 1 Tierra del Sol/Norte                   989 Peach Ave.                El Cajon             CA      156       117,000      2002    1969
 1 Grand Regacy                           2050 E. Grand Ave.            Escondido            CA       60        42,400      2002    1967
 1 Mira Woods Villa                       10360 Maya Linda Rd.          Mira Mesa            CA      355       262,600      2002    1982
 1 Country Villas                         283 Douglas Drive             Oceanside            CA      180       179,700      2002    1976
 1 Bluffs II, The                         6466 Friars Road              San Diego            CA      224       126,700      1997    1974
   Chesapeake                             Front at Beech St.            San Diego            CA      230       147,400
 1 Emerald Palms                          2271 Palm Ave.                San Diego            CA      152       133,000      2002    1986
 1 Summit Park                            8563 Lake Murray Blvd.        San Diego            CA      300       229,400      2002    1972
 1 Vista Capri - East                     4666 63rd St.                 San Diego            CA       26        16,800      2002    1967
 1 Vista Capri - North                    3277 Berger Ave.              San Diego            CA      106        51,800      2002    1975
 1 Carlton Heights                        9705 Carlton Hills Blvd.      Santee               CA       70        48,400      2002    1979
 1 Shadow Point                           9830 Dale Ave.                Spring Valley        CA      172       131,200      2002    1983
                                                                                           ----------------------------
                                                                                              11%  3,009     2,249,900
   ---------------------------------------                                                 ----------------------------
72 Total Southern California                                                               59% 15,855    12,981,900

             SEATTLE METROPOLITAN AREA
   ---------------------------------------------------------------------
 1 Emerald Ridge                          3010 118th Avenue SE          Bellevue             WA      180       144,000      1994    1987
 1 Foothill Commons                       13800 NE 9th Place            Bellevue             WA      360       288,300      1990    1978
 1 Palisades, The                         13808 NE 12th                 Bellevue             WA      192       159,700      1990    1977
 1 Sammamish View                         16160 SE Eastgate Way         Bellevue             WA      153       133,500      1994    1986
 1 Woodland Commons                       13700 NE 10th Place           Bellevue             WA      236       172,300      1990    1978
 1 Canyon Pointe                          1630 228th St. SE             Bothell              WA      250       210,400      2003    1990
 1 Inglenook Court                        14220 Juanita Drive, NE       Bothell              WA      224       183,600      1994    1985
 1 Salmon Run at Perry Creek              2109 228th Street SE          Bothell              WA      132       117,100      2000    2000
 1 Stonehedge Village                     14690 143rd Blvd., NE         Bothell              WA      196       214,800      1997    1986
 1 Park Hill at Issaquah                  22516 SE 56th Street          Issaquah             WA      245       277,700      1999    1999
 1 Peregrine Point                        21209 SE 42nd Street          Issaquah             WA       67        85,900      2003    2003
 1 Wandering Creek                        12910 SE 240th                Kent                 WA      156       124,300      1995    1986
 1 Bridle Trails                          6600 130th Avenue, NE         Kirkland             WA       92        73,400      1997    1986
 1 Evergreen Heights                      12233 NE 131st Way            Kirkland             WA      200       188,300      1997    1990
 1 Laurels at Mill Creek                  1110 164th Street SE          Mill Creek           WA      164       134,300      1996    1981
 1 Anchor Village                         9507 49th Avenue West         Mukilteo             WA      301       245,900      1997    1981
 1 Castle Creek                           7000 132nd Place, SE          Newcastle            WA      216       191,900      1998    1998
 1 Brighton Ridge                         2307 NE 4th Street            Renton               WA      264       201,300      1996    1986
 1 Forest View                            650 Duvall Ave. NE            Renton               WA      192       182,500      2003    1998
 1 Fountain Court                         2400 4th Street               Seattle              WA      320       207,000      2000    2000
 1 Linden Square                          13530 Linden Avenue North     Seattle              WA      183       142,200      2000    1994
 1 Maple Leaf                             7415 5th Avenue, NE           Seattle              WA       48        35,500      1997    1986
 1 Spring Lake                            12528 35th Avenue, NE         Seattle              WA       69        42,300      1997    1986
 1 Wharfside Pointe                       3811 14th Avenue West         Seattle              WA      142       119,200 (2)  1994    1990
   ---------------------------------------                                                 ----------------------------
24 Total Seattle Metropolitan Area                                                         17%  4,582     3,875,400

            PORTLAND METROPOLITAN AREA
   ---------------------------------------------------------------------
 1 Andover Park                           15282 SW Teal Blvd.           Beaverton            OR      240       227,800      2001    1992
 1 Jackson School Village                 300 NE Autumn Rose Way        Hillsboro            OR      200       196,800      1996    1996
 1 Landmark Apartments                    3120 NW John Olsen Ave.       Hillsboro            OR      285       282,900      1996    1990
 1 Hunt Club                              6001 SW Bonita Road           Lake Oswego          OR      256       198,000      2000    1985
 1 Meadows @ Cascade Park                 314 SE 19th Street            Vancouver            WA      198       199,300      1997    1989
 1 Village @ Cascade Park                 501 SE 123rd Avenue           Vancouver            WA      192       178,100      1997    1989
   ---------------------------------------                                                 ----------------------------
 6 Total Portland Metropolitan Area                                                         5%  1,371     1,282,900

                           OTHER AREAS
   ---------------------------------------------------------------------
 1 Devonshire Apartments                  2770 West Devonshire Ave.     Hemet                CA      276       207,200      2002    1988
 1 St. Cloud Apartments                   6525 Hilcroft                 Houston              TX      302       306,800      2002    1968
                                                                                           ----------------------------
 2                                                                                          2%    578       514,000
                                                                                                 ----------------------
   125                                    Multifamily Properties                                  26,991    22,564,800      1998    1981
   5                                      Multifamily Properties Under Construction                1,056       919,400
                                                                                             ======================
   Avg. square footage                                 836
   Avg. units per property                             216
   Avg. age of property                                 23

   (1) Also has 11,836 square feet of commercial/retail space.
   (2) Also has 9,512 square feet of commercial space.

               OTHER REAL ESTATE ASSETS
   ---------------------------------------------------------------------
   Manufactured Housing Communities
   ---------------------------------------
   Green Valley                           2130 Sunset Dr.               Vista                CA      157 pads               2002    1973
   Riviera                                2038 Palm St.                 Las Vegas            NV      450 pads               2002    1969
   Recreational Vehicle Parks
   ---------------------------------------
   Circle RV                              1835 E. Main St.              El Cajon             CA      179 spaces             2002    1977
   Vacationer                             1581 E. Main St.              El Cajon             CA      159 spaces             2002    1973
   Diamond Valley                         344 N. State St.              Hemet                CA      224 spaces             2002    1974
   Golden Village                         3600 W. Florida Ave.          Hemet                CA    1,019 spaces             2002    1972
   Riviera RV                             2200 Palm St.                 Las Vegas            NV      136 spaces             2002    1969
   Office Buildings
   ---------------------------------------
   Essex Corporate Headquarter Bldg.      925 E. Meadow Dr.             Palo Alto            CA                 17,400      1997    1988
   Valley Financial Office Building       2399 Camino Del Rio South     San Diego            CA                  5,200      2002    1978
   Moore Street Office Building           3205 Moore St.                San Diego            CA                  2,000      2002    1957
   Essex Southern Cal. Office Building    22110-22120 Clarendon St.     Woodland Hills       CA                 38,940      2001    1982

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period:  March 2003 through March 2004 (inclusive)

                  Single Family Data                                            Multi-Family Data                        All Residential Data

-----------------------------------------------------------------------------   -----------------------------------    ---------------------------------
                    Median SF     2003 SF     SF Stock    SF Permits   % of      MF Stock    MF Permits     % of          Total Residential      % of
      Market      Price (2003) Affordability    2000    Last 12 Months Stock        2000    Last 12 months  Stock       Permits Last 12 months   Stock
=============================================================================   ===================================    =================================
Nassau-Suffolk        $364,500          101%    740,000         3,064    0.4%       240,000           562      0.2%                      3,626      0.4%
New York PMSA         $352,600           63%    760,000         2,777    0.4%     2,920,000        12,521      0.4%                     15,298      0.4%
Boston                $412,800           70%  1,530,000         5,127    0.3%       670,800         4,381      0.7%                      9,508      0.4%
Philadelphia          $168,000          163%  1,532,000        13,310    0.9%       515,100         4,650      0.9%                     17,960      0.9%
Chicago               $238,900          118%  1,700,000        31,944    1.9%     1,404,900        11,216      0.8%                     43,160      1.4%
Miami/Ft. Lauderda    $227,000           94%    717,000        15,392    2.1%       876,000        13,774      1.6%                     29,166      1.8%
Wash. D.C. PMSA       $286,200          109%  1,299,000        30,224    2.3%       644,300         7,077      1.1%                     37,301      1.9%
Denver                $238,200          112%    582,000        13,545    2.3%       274,900         2,989      1.1%                     16,534      1.9%
Minneapolis           $199,600          147%    818,000        20,095    2.5%       351,800         6,041      1.7%                     26,136      2.2%
Austin                $156,700          161%    326,000         9,440    2.9%       169,900         2,172      1.3%                     11,612      2.3%
Dallas-Ft. Worth      $138,400          179%  1,381,000        41,988    3.0%       650,000        10,668      1.6%                     52,656      2.6%
Houston               $136,400          174%  1,027,000        36,483    3.6%       547,700        13,423      2.5%                     49,906      3.2%
Phoenix               $152,500          155%    970,000        48,602    5.0%       360,500         7,071      2.0%                     55,673      4.2%
Atlanta               $152,400          181%  1,122,000        55,811    5.0%       467,800        11,446      2.4%                     67,257      4.2%
Orlando               $145,100          152%    482,000        23,611    4.9%       201,500         6,172      3.1%                     29,783      4.4%
Las Vegas             $179,200          124%    440,000        31,117    7.1%       215,700         6,515      3.0%                     37,632      5.7%
                  -----------------------------------------------------------   -----------------------------------    ---------------------------------
Totals                $228,137     132%      15,426,000    382,530     2.5%      10,510,900    120,678      1.1%               503,208           1.9%
                  ===========================================================   ===================================    =================================
Seattle               $268,800          106%    656,000        11,366    1.7%       354,487         3,780      1.1%                     15,146      1.5%
Portland              $192,000          125%    561,000        10,169    1.8%       225,335         4,043      1.8%                     14,212      1.8%

San Francisco         $566,400           59%    368,000         1,483    0.4%       344,000         1,738      0.5%                      3,221      0.5%
Oakland               $399,000           83%    625,000         7,473    1.2%       270,000         3,388      1.3%                     10,861      1.2%
San Jose              $473,900           76%    388,000         2,669    0.7%       192,000         3,016      1.6%                      5,685      1.0%

Los Angeles           $318,900           84%  1,877,000        10,559    0.6%     1,392,963        10,212      0.7%                     20,771      0.6%
Ventura               $388,500           80%    199,000         1,948    1.0%        53,295         1,162      2.2%                      3,110      1.2%
Orange                $418,600           78%    628,000         6,466    1.0%       340,800         2,387      0.7%                      8,853      0.9%
San Diego             $379,300           73%    664,000         9,290    1.4%       375,664         5,974      1.6%                     15,264      1.5%

PNW                   $233,398          115%  1,217,000        21,535    1.8%       579,822         7,823      1.3%             29,358           1.6%

No Cal                $464,651           74%  1,381,000        11,625    0.8%       806,000         8,142      1.0%             19,767           0.9%

So Cal                $353,510           81%  3,368,000        28,263    0.8%    2,162,722      19,735      0.9%                47,998           0.9%

                  -----------------------------------------------------------   -----------------------------------    ---------------------------------
ESSEX                 $354,735           86%  5,966,000        61,423    1.0%     3,548,543     35,700      1.0%                97,123           1.0%
                  ===========================================================   ===================================    =================================

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources:  SF Prices - National Association of Realtors,Rosen Consulting Group :  Permits, Total Residential Stock - U.S. Census
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate.
Median Household Income is estimated from US Census 2000 data and Income Growth from BEA and Popultation Growth from the US Census.

===================================================================================================================
Essex Markets Forecast 2004:  Supply, Jobs and Apartment Market Conditions
===================================================================================================================

                           Residential Supply*                   Job Forecast**      Forecast Market Conditions***

             ----------------------------------------------  ----------------------  ------------------------------
Market         New MF      % of        New SF      % of      Est.New Job     %       Estimated Y-o-Y Estimated Year
               Supply   Total Stock    Supply   Total Stock   Dec-Dec     Growth       Rent Growth    End Vacancy
             ==============================================  ======================  ==============================
Seattle         2,100      0.6%         9,000      1.4%        16,000      1.2%         0% to 1.5%       94.5%
Portland        2,400      1.1%         9,900      1.8%         9,600      1.0%            Flat          93.0%

San Francisco   1,600      0.5%         1,200      0.3%         8,200      0.9%            Flat          95.0%
Oakland         1,800      0.7%         6,100      1.0%        10,700      1.0%            Flat          95.0%
San Jose        2,000      1.0%         2,100      0.5%         6,000      0.7%            Flat          94.0%

Ventura          600       1.2%         2,400      1.2%         3,500      1.3%            2.0%          95.5%
Los Angeles     7,500      0.5%         8,600      0.5%        36,000      0.9%          2% to 4%        95.5%
Orange          3,200      0.9%         6,200      1.0%        26,500      1.9%          2% to 3%        95.5%
San Diego       4,200      1.1%         9,100      1.4%        25,000      2.0%            3.0%          95.5%

===================================================================================================================
SO.Cal         15,500      0.7%        26,300      0.8%        91,000      1.3%          2% to 3%        95.5%
===================================================================================================================

All data is an Essex Forecast

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the yea related to but can differ from the 12 Month trailing Permit Levels reported on Appendix A.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not Seasonally Adjusted) projected through December 2004 over the comparable actual figures for December 2003. The fir column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The seco represents these forecasted new jobs as a percent of the December 2003 base.

*** The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Vacancy Rates at t end of 2004. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Re December 2004 vs. December 2003 (where Market refers to the entire MSA apartment market, NOT the Essex portf The estimated Year End Vacancy represents Essex's forecast of Market Vacancy Rates for December 2004.